UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 6, 2011

Pegasus Tel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-162516	41-2039686
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6315 Presidential Court #150

Fort Myers, FL

Zip Code 33919

(Address of principal executive offices)

Telephone – (877) 233-9492

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On June 6, 2011, Pegasus Tel, Inc. (the “Company”) and Encounter Technologies, Inc., a Colorado corporation (the “Seller”) entered into an Asset Purchase Agreement (the “Agreement”).  A copy of the Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.  Pursuant to the Agreement, the Company acquired all of Seller’s right, title, and interest in and to certain assets of the Seller in consideration of 6,995,206 shares of Series B Convertible Preferred Stock with a face value of $0.0001 per share.

SECTION 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 2.1	Asset Purchase Agreement with the Seller, dated June 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	Pegasus Tel, Inc.
(Registrant)

By: /s/ Antony Dibiase
Name: Antony Dibiase
Title: Chief Executive Officer